UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2006

Diagnostic Products Corporation
(Exact name of registrant as specified in its charter)

California	1-9957	95-2802182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5210 Pacific Concourse Drive, Los Angeles, California 90045
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (310) 645-8200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 27, 2006, Diagnostic Products Corporation (the “Company”) and Siemens Medical Solutions USA, Inc. (“Siemens”), issued a joint press release announcing that the shareholders of the Company have approved the merger of the Company and a wholly-owned subsidiary of Siemens. On July 27, 2006, the Company and Siemens issued a second joint press release announcing that Siemens has completed its acquisition of the Company. Copies of the two press releases are being furnished as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and are incorporated herein by reference in their entirety.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Diagnostic Products Corporation and Siemens Medical Solutions USA, Inc., on July 27, 2006.

99.2	Press release issued by Diagnostic Products Corporation and Siemens Medical Solutions USA, Inc., on July 27, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC PRODUCTS CORPORATION
Dated: July 27, 2006	By:	/s/ James L. Brill
	Name:	James L. Brill
	Title:	Vice President, Finance and Chief Financial Officer